Exhibit 10.1
ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company’s 2007 Equity Incentive Plan (the “Plan”).
     Name (the “Participant”):
     You have been granted                      Restricted Stock Units. Each such Restricted Stock Unit represents the right to receive one Share. No Shares will be issued with respect to the Restricted Stock Units until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:
Date of Grant:
Grant Number:
Vesting Schedule:
[INSERT VESTING SCHEDULE]
     * Important additional information on vesting and forfeiture of the Restricted Stock Units covered by this grant is contained in the attached Restricted Stock Unit Agreement; please be sure to read the entire agreement.
     The Restricted Stock Units evidenced by this Notice of Grant is part of and subject in all respects to the terms and conditions of the Plan (a copy of which has been made available to you by the Company) and the attached Restricted Stock Unit Agreement (together with this Notice of Grant, the “Agreement”).
     By your signature to this Agreement, you represent and warrant that you are familiar with, and agree to be bound by, the terms and provisions of the Plan and this Agreement. You further represent and warrant that you have reviewed this Agreement and the Plan in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understand all provisions of the Plan and this Agreement.
     You also agree (1) to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement and (2) to notify the Company upon any change in the residence address indicated below (and any subsequent change).
     Finally, if you have not previously done so with respect to a prior equity grant, you represent that you have reviewed the Stock Trading Plan for Mandatory Sale of Shares to Cover Tax Withholding Obligations (Exhibit B to this Agreement), which you must sign (in writing or electronically) and return to the Company.

     You acknowledge and agree that by submitting your acceptance on the E*TRADE online grant acceptance page, it will act as your electronic signature to this Agreement and will result in a contract between you and the Company with respect to this Award of Restricted Stock Units. You may, if you prefer, sign and return to the Company a paper copy of this Agreement.

PARTICIPANT	ARUBA NETWORKS, INC.

Signature	By:

Print Name	Title

Residence Address:

EXHIBIT A
ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
     1. Grant. The Company hereby grants to the Participant an award of Restricted Stock Units (“RSUs”), as set forth in the Notice of Grant of Restricted Stock Units attached to (and part of) this Restricted Stock Unit Agreement (together, the “Agreement” or the “Restricted Stock Unit Agreement”) and subject to the terms and conditions in this Agreement and the Company’s 2007 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Agreement.
     2. Company’s Obligation. Each RSU represents the right to receive a Share on the vesting date (or at such later time as indicated in this Agreement). Unless and until the RSUs vest, the Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. When the RSUs are paid out to the Participant, they will be paid out in whole Shares only and the purchase price will be deemed paid by the Participant for each RSU through the past services rendered by the Participant, and will be subject to the appropriate tax reporting and, if applicable, appropriate tax withholding.
     3. Vesting Schedule. Subject to paragraph 4 and the terms of the Plan, the RSUs awarded by this Agreement will vest in the Participant according to the vesting schedule specified in the Notice of Grant, subject to Participant remaining a Service Provider through each applicable vesting date.
     4. Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates service as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will be forfeited at the time of such termination at no cost to the Company.
     5. Payment after Vesting.
     (a) Subject to paragraph 9, any RSUs that vest will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in whole Shares. Subject to the provisions of paragraph 5(b), such vested RSUs shall be paid in Shares as soon as practicable after vesting, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date.
     (b) Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the RSUs is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination, and (y) the payment of such accelerated RSUs will result in the imposition of additional tax under Section 409A if paid to

Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then, to the extent necessary to avoid the imposition of such additional taxation, the payment of such accelerated RSUs otherwise payable to Participant during such six (6) month period will accrue and will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the RSUs will be paid in Shares as soon as practicable following his or her death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the RSUs provided under this Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Agreement, “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
     6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker.
     8. No Effect on Employment or Service. The Participant’s employment or service with the Company and its Parent or Subsidiaries is on an at-will basis only. Accordingly, nothing in this Agreement or the Plan shall confer upon the Participant any right to continue to be employed by or in service with the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company or the employing Parent or Subsidiary, which are hereby expressly reserved, to terminate or change the terms of the employment or service of the Participant at any time for any reason whatsoever, with or without good cause or notice.
     9. Tax Withholding. Until and unless the Administrator determines otherwise, on the date or dates on which tax withholding obligations arise with respect to the RSUs, a number of Shares sufficient to pay the minimum income, employment and other applicable taxes required to be withheld with respect to the Shares (the “Tax-Related Items”) will be sold pursuant to such procedures as the Administrator in its sole discretion may specify from time to time; provided, however, that the Shares to be sold must have vested pursuant to the terms of this Agreement and the Plan. The proceeds from such sale shall be used to satisfy Participant’s tax withholding obligations (and any associated broker or other fees) arising with respect to the RSUs. Only whole Shares will be sold to satisfy any tax withholding obligations. The proceeds from the sale of Shares in excess of the tax withholding obligation (and any associated broker or other fees) will be remitted to the Participant pursuant to such procedures as the Administrator may specify from time to time. By accepting this Award, Participant expressly consents to the sale of Shares to cover the tax withholding obligations (and any associated broker or other fees), as set forth under this Section 9.
          In addition, the Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require the Participant to satisfy such tax withholding obligations with respect to the Tax-Related Items, in whole or in part by one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a value equal to the minimum amount statutorily required to be withheld, (c) delivering to the Company already vested and owned Shares having a value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. Notwithstanding any contrary provision of this Agreement, no Shares shall be distributed to the Participant unless and until all Tax-Related Items have been withheld or otherwise satisfied with respect to such Shares. If the Participant fails to make satisfactory arrangements for the payment of any Tax-Related Items at the time any applicable Shares otherwise are scheduled to vest or tax withholdings are otherwise due with respect to the RSUs, the Participant will permanently forfeit such Shares and the Shares will be returned to the Plan at no cost. All income, employment and other taxes related to the RSUs and any Shares delivered in payment thereof are the sole responsibility of Participant.
     10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 1344 Crossman Ave., Sunnyvale, CA 94089-1113, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.
     11. Grant is Not Transferable. This award of RSUs may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by the Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this award of Restricted Sock Units, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
     12. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     13. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
     14. Plan Governs. This Agreement (including the Notice of Grant) is subject to all terms and provisions of the Plan. Subject to Section 20(c) of the Plan, in the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.
     15. Headings. Headings provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     16. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     17. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
     18. Entire Agreement; Governing Law; Modifications. The Plan is incorporated herein by reference. The Plan and this Agreement (including the Notice of Grant) constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this award of Restricted Stock Units. However, the Company makes no representation that this Award of Restricted Stock Units is not subject to Section 409A nor makes any undertaking to preclude Section 409A from applying to this Award of Restricted Stock Units. This Agreement is governed by California law except for that body of law pertaining to conflict of laws.

EXHIBIT B
Stock Trading Plan
for Mandatory Sale of Shares to Cover Tax Withholding Obligations
     I am adopting and entering into this stock trading plan (the “Sales Plan”) so that I may receive the necessary proceeds to satisfy any requirements to pay the minimum income, employment and other applicable taxes (collectively, “Taxes”) required to be withheld by the Company (or the employing Parent or Subsidiary) on my behalf if and when such tax withholding obligations arise as a result of the grant by the Company to me of any RSUs, shares of restricted stock or performance shares. I dispel any inference that I am selling Shares on the basis of or while aware of material nonpublic information or that such sales evidence my awareness of material nonpublic information or information at variance with the Company’s statements to investors.
1. Recitals
     a. I intend for this Sales Plan to comply with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     b. I am establishing this Sales Plan in order to permit the orderly disposition of a portion of the Shares that I acquired (or will acquire) pursuant to an award of RSUs, restricted stock or performance shares (each, an “Equity Award”). The Shares are being sold pursuant to a mandatory sale provision in the Agreement to provide the necessary proceeds to satisfy any Taxes if and when any tax withholding obligations arise, as well any broker or other fees associated with such sales. This Sales Plan will apply to the mandatory sale of Shares under all future Equity Awards received by me from the Company.
2. Representations, Warranties and Covenants
     I hereby represent, warrant and covenant that:
     a. I am not aware of any material nonpublic information concerning the Company or its securities. I am entering into this Sales Plan in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws.
     b. Once vested, the Shares to be sold under this Sales Plan shall be owned free and clear by me and are not subject to any liens, security interests or other encumbrances or limitations on disposition other than those imposed by Rule 144 under the Securities Act of 1933, as amended.
     c. If I am an executive officer or director of the Company, I acknowledge that any filings required under Section 16 of the Exchange Act are my sole responsibility.
     d. I am aware that in order for this Sales Plan to constitute a plan pursuant to Rule 10b5-1(c) of the Exchange Act, I must not enter into or alter a corresponding or hedging transaction with respect to the Shares.

3. Implementation of the Plan
     a. The Company has appointed or shall appoint a broker (the “Broker”) (or the Company may, in its discretion, permit me to appoint a Broker) to sell Shares pursuant to the terms and conditions set forth below.
     b. The Broker is authorized to begin selling Shares pursuant to this Sales Plan commencing on the date that the first Shares under the Equity Award vest. The Broker shall sell such number of Shares as shall be required to satisfy (i) the applicable Taxes in accordance with my then current applicable withholding rate and (ii) any associated broker or other fees.
     c. I understand that the Broker may not be able to effect a sale due to a market disruption or a legal, regulatory or contractual restriction applicable to the Broker or any other event or circumstance (a “Blackout”). I also understand that even in the absence of a Blackout, the Broker may be unable to effect sales consistent with ordinary principles of best execution, due to insufficient volume of trading, or other market factors in effect on the date of a sale.
4. Termination. This Sales Plan shall terminate upon the last day of my service with the Company. This Sales Plan may not be terminated, modified or amended at any time without the prior approval of the Administrator or the Company’s Compliance Officer.
     I acknowledge and agree that by submitting my acceptance on the E*TRADE online grant acceptance page, it will act as my electronic signature to this Sales Plan and will result in a contract between me and the Company with respect to this Sales Plan. I understand that I may, if I prefer, sign and return to the Company a paper copy of this Sales Plan.
PARTICIPANT:

Signature

Print Name

ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
(For Recipients Outside of the USA)
     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company’s 2007 Equity Incentive Plan (the “Plan”).
     Name (the “Participant”):
     You have been granted                     Restricted Stock Units. Each such Restricted Stock Unit represents the right to receive one Share. No Shares will be issued with respect to the Restricted Stock Units until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:
Date of Grant:
Grant Number:
Vesting Schedule:
[INSERT VESTING SCHEDULE]
     * Important additional information on vesting and forfeiture of the Restricted Stock Units covered by this grant is contained in the attached Restricted Stock Unit Agreement; please be sure to read the entire agreement.
     The Restricted Stock Units evidenced by this Notice of Grant is part of and subject in all respects to the terms and conditions of the Plan (a copy of which has been made available to you by the Company) and the attached Restricted Stock Unit Agreement (together with this Notice of Grant, the “Agreement”), the terms of which are hereby incorporated herein by reference as if set forth herein in full, and the Plan (a copy of which has been made available to you by the Company).
     By your signature below, you represent and warrant that you are familiar with, and agree to be bound by, the terms and provisions of the Plan and this Agreement. You further represent and warrant that you have reviewed this Agreement and the Plan in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understand all provisions of the Plan and this Agreement.
     You also agree (1) to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement and (2) to notify the Company upon any change in the residence address indicated below (and any subsequent change).
     Finally, if you have not previously done so with respect to a prior equity grant, you represent that you have reviewed the Stock Trading Plan for Mandatory Sale of Shares to Cover Tax Withholding Obligations (Exhibit C to this Agreement), which you must sign and return to the Company.

PARTICIPANT:	ARUBA NETWORKS, INC.

Signature	By:

Print Name	Title

Residence Address:

EXHIBIT A
ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
     1. Grant. The Company hereby grants to the Participant an award of Restricted Stock Units (“RSUs”), as set forth in the Notice of Grant of Restricted Stock Units attached to (and part of) this Restricted Stock Unit Agreement (together, the “Agreement” or the “Restricted Stock Unit Agreement”) and subject to the terms and conditions in this Agreement and the Company’s 2007 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Agreement.
     2. Company’s Obligation. Each RSU represents the right to receive a Share on the vesting date (or at such later time as indicated in this Agreement). Unless and until the RSUs vest, the Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. When the RSUs are paid out to the Participant, they will be paid out in whole Shares only and the purchase price will be deemed paid by the Participant for each RSU through the past services rendered by the Participant, and will be subject to the appropriate tax reporting and, if applicable, appropriate tax withholding.
     3. Vesting Schedule. Subject to paragraph 4 and the terms of the Plan, the RSUs awarded by this Agreement will vest in the Participant according to the vesting schedule specified in the Notice of Grant, subject to Participant remaining a Service Provider through each applicable vesting date.
     4. Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates service as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will be forfeited at the time of such termination at no cost to the Company.
     5. Payment after Vesting.
          (a) Subject to paragraph 9, any RSUs that vest will be paid to the Participant (or in the event of the Participant’s death, to his or her estate or beneficiary under applicable law) in whole Shares. Such vested RSUs shall be paid in Shares as soon as practicable after vesting, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date.
     6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate or beneficiary under applicable law. Any such administrator, executor or beneficiary must furnish the Company with (a) written notice of his or her status as transferee and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker.
     8. No Effect on Employment or Service. Nothing in this Agreement or the Plan shall confer upon the Participant any right to continue to be employed by or in service with his or her employer (the “Employer”) or shall interfere with or restrict in any way the rights of the Employer, which are hereby expressly reserved, to terminate or change the terms of the employment or service of the Participant at any time for any reason whatsoever, with or without good cause or notice to the extent permissible under applicable law.
     9. Tax Obligations/Withholding Authorization. Regardless of any action the Administrator or the Employer takes with respect to any or all income tax (including federal, state, foreign and local taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax Related Items”), Participant acknowledges that the ultimate liability for all Tax Related Items legally due by Participant is and remains Participant’s responsibility and that the Administrator and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the RSUs, including the grant of the RSUs, the vesting of RSUs, the issuance of Shares at vesting or the receipt of an equivalent cash payment, the subsequent sale of any Shares acquired at vesting and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax Related Items.
          Until and unless the Administrator determines otherwise, on the date or dates on which tax withholding obligations arise with respect to the RSUs, a number of Shares sufficient to pay the Tax-Related Items will be sold pursuant to such procedures as the Administrator in its sole discretion may specify from time to time; provided, however, that the Shares to be sold must have vested pursuant to the terms of this Agreement and the Plan. The proceeds of such sale shall be used to satisfy Participant’s tax withholding obligations (and any associated broker or other fees) arising with respect to the Restricted Stock Units. Only whole Shares will be sold to satisfy any tax withholding obligations pursuant to this Section 9. The proceeds from the sale of Shares in excess of the tax withholding obligation (and any associated broker or other fees) will be remitted to the Participant pursuant to such procedures as the Administrator may specify from time to time. By accepting this Award, Participant expressly consents to the sale of Shares to cover the tax withholding obligations (and any associated broker or other fees), as set forth under this Section 9.
          In addition, upon required withholding of Tax-Related Items, prior to the issuance of Shares hereunder or the receipt of an equivalent cash payment, the Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require the Participant to pay, or make adequate arrangements satisfactory to the Administrator or to the Employer (as directed by the Administrator) to satisfy all withholding and payment on account obligations of the Administrator and/or the Employer. In this regard, Participant authorizes the Administrator or the Employer to withhold all applicable Tax Related Items legally payable by Participant from Participant’s wages or other cash compensation payable to Participant by the Administrator or the Employer or from any equivalent cash payment received upon vesting of the RSUs. Alternatively, or in addition, if permissible under local law, the Administrator or the

Employer may, in their sole discretion, (i) sell or arrange for the sale of Shares to be issued on the vesting of RSUs to satisfy the withholding or payment on account obligation, and/or (ii) withhold in Shares, provided that the Administrator and the Employer shall withhold only the amount of Shares necessary to satisfy the minimum withholding amount. Participant shall pay to the Administrator or to the Employer any amount of Tax Related Items that the Administrator or the Employer may be required to withhold as a result of Participant’s receipt of RSUs, the vesting of RSUs, the receipt of an equivalent cash payment, or the issuance of Shares at vesting that cannot be satisfied by the means previously described. The Administrator may refuse to deliver shares to Participant if Participant fails to comply with Participant’s obligation in connection with the Tax Related Items as described herein. If the Participant fails to make satisfactory arrangements for the payment of any Tax-Related Items at the time any applicable Shares otherwise are scheduled to vest or tax withholdings are otherwise due with respect to the RSUs, the Participant will permanently forfeit such Shares and the Shares will be returned to the Plan at no cost.
     10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 1344 Crossman Ave., Sunnyvale, CA 94089-1113, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.
     11. Grant is Not Transferable. This award of RSUs may not be transferred in any manner otherwise than by will or by applicable law and may be exercised during the lifetime of Participant only by the Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this award of RSUs, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
     12. Nature of Grant. In accepting the grant, Participant acknowledges that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement; (b) the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted repeatedly in the past; (c) all decisions with respect to future RSU grants, if any, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Participant’s employment relationship at any time with or without cause; (e) Participant is voluntarily participating in the Plan; (f) the RSUs are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Participant’s employment contract, if any; (g) the RSU is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer; (h) in the event that Participant is not an employee of the Company, the RSU grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the RSU grant will not be interpreted to form an employment contract with the Employer or any Subsidiary or affiliate of the Company; (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (j) the value of Shares may increase or decrease in value after Shares are issued at vesting; (k) in consideration of the grant of the RSUs, no claim or entitlement to compensation or damages shall arise from termination of the RSUs or diminution in value of the RSUs or Shares issued at vesting resulting from termination of Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; and (l) in the event of termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to be eligible for future grants of RSUs, if any, will terminate effective as of the date that Participant is no longer actively employed (active employment will not include a period of “garden leave” or similar period pursuant to local law).
     13. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and among, as applicable, Participant’s employer, the Company, its Subsidiaries and its affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
          Participant understands that the Company and Participant’s employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares received upon vesting of the RSUs may be deposited. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands that refusal or withdrawal of consent may affect

Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.
     14. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     15. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state, federal or foreign law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state, federal or foreign law or securities exchange and to obtain any such consent or approval of any such governmental authority.
     16. Plan Governs. This Agreement (including the Notice of Grant) is subject to all terms and provisions of the Plan. Subject to Section 20(c) of the Plan, in the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.
     17. Headings. Headings provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     18. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     19. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
     20. Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

     21. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the RSUs granted under and participation in the Plan or future RSUs that may be granted under the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
     22. Entire Agreement; Governing Law; Modifications. The Plan is incorporated herein by reference. The Plan and this Agreement (including the Notice of Grant) constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by California law except for that body of law pertaining to conflict of laws. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

EXHIBIT B
ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
Special Provisions for Restricted Stock Units in Countries Outside the U.S.
This Exhibit includes additional country-specific terms that apply to employees resident in countries listed below. This Exhibit is part of the Agreement. Unless otherwise provided below, capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan and the Agreement.
Please note that the exchange control obligations described below are subject to change and it is your responsibility (not the Company’s nor your Employer’s) to comply with the exchange controls applicable to you. The Company strongly advises you to consult with your personal legal advisor prior to selling Shares received under the Plan to determine the exchange controls that will apply to you, if any.
Australia
If you acquire Shares of stock pursuant to your RSU awards and you offer your Shares for sale to a person or entity resident in Australia, your offer may be subject to disclosure requirements under Australian law. You should obtain legal advice on your disclosure obligations prior to making any such offer.
Brazil
By accepting this RSU award, you agree to comply with all applicable Brazilian law and report and pay any and all applicable taxes associated with the receipt and vesting of these RSUs, the sale of the Shares issued upon vesting and the receipt of any dividends.
Employees resident or domiciled in Brazil will be required to submit annually a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Assets and rights that must be reported include Shares of Company stock.
Canada
Consent to Receive Information in English for Employees in Quebec
The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceeds entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaries intentées, directement ou indirectement, relativement à ou suite à la présente convention.
China
When your RSUs vest under the Plan, you will be required to immediately sell all Shares issued to you. You will be entitled to receive the cash proceeds from the sale of Shares less any required withholding taxes and brokerage fees. You will not be entitled to retain any Shares upon vesting of your RSUs.
You understand that your employer is not a party to the Plan, and thus, it is not required to make any payments to you or on your behalf under either Plan.
People’s Republic of China exchange controls may limit your ability to withdraw/convert funds received upon the sale of Shares, particularly if these amounts exceed US$50,000 on an annual basis. You should confirm the procedures and requirements for withdrawals and conversions of foreign exchange with your local bank prior to selling Shares.
Germany
Cross-border payments in excess of €12,500 must be reported monthly. If you use a German bank to effect a cross-border payment in excess of €12,500 in connection with the sale of securities or the payment of dividends related to certain securities, the bank will make the report. In this case, you will not have to report the transaction. In addition, you must report any receivables or payables or debts in foreign currency exceeding an amount of approximately €5,000,000 on a monthly basis. Finally, you must report on an annual basis, shareholdings exceeding 10% of the total voting capital of the Company.
Hong Kong
The contents of this document, the Agreement and the Plan have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to this offer of RSU awards. If you are in any doubt as to the contents of this document, the Agreement or the Plan, you should obtain independent professional advice.
India
Proceeds from the sale of Shares must be repatriated to India within a reasonable period of time (i.e., two weeks). You should obtain a foreign inward remittance certificate from the bank for your records to document compliance with this requirement and submit a copy of the foreign inward remittance certificate to your employer.
Japan
There are no special provisions.
Korea

Exchange control laws require Korean residents who realize US$500,000 or more from the sale of Shares to repatriate the proceeds to Korea within eighteen (18) months of the sale.
Malaysia
If you are a director of a Malaysian affiliate of Aruba, you are subject to certain notification requirements under the Malaysian Companies Act, 1965. Among these requirements is an obligation to notify the Malaysian affiliate in writing when you receive an interest (e.g., RSUs, Shares) in the Company or any related companies. In addition, you must notify the Malaysian affiliate when you sell Shares of the Company or any related company (including when you sell Shares received at vesting of your RSUs). These notifications must be made within fourteen days of acquiring or disposing of any interest in the Company or any related company.
Mexico
You understand that your employer is not a party to the Plan and, thus, it is not required to make any payments to you or on your behalf under the Plan. In addition, you acknowledge that any benefit derived under the Plan is a fringe benefit.
Policy Statement:
La invitación que the Company hace en relación con el Plan es unilateral y discrecional, por lo tanto, the Company se reserva el derecho absoluto para modificar o terminar el mismo, sin ninguna responsabilidad parapara usted.
Esta invitación y, en su caso, la adquisición de acciones, de ninguna manera establecen relación laboral alguna entre usted y the Company. Tampoco establece derecho alguno entre usted y su empleador.
English Translation:
The invitation the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability to you.
This invitation and, in your case, the acquisition of shares does not, in any way, establish a labor relationship between you and the Company and it does not establish any rights between you and your employer.
Netherlands
You should be aware of the Dutch insider trading rules which may impact the sale of Shares under the Plan. In particular, you may be prohibited from effecting certain share transactions if you have insider information regarding the Company. If you are uncertain whether the insider rules apply, you should consult with your legal advisor.
New Zealand

No special provisions.
Saudi Arabia
Please note that your grant was made in the U.S., is subject to the laws of the State of California and any sale or issuance of Shares will be conducted through a stockbroker in the U.S.
Singapore
Directors of a Singapore subsidiary are subject to certain notification requirements under the Singapore Companies Act. Directors must notify the Singapore subsidiary in writing of an interest (e.g., Shares) in the Company or any related companies within two days of (i) its acquisition or disposal, (ii) any change in a previously disclosed interest (e.g., when the RSUs vest), or (iii) becoming a director.
Sweden
No special provisions.
Taiwan
This offer of RSUs and the Shares to be issued pursuant to the Plan is available only for employees of the Company and its Subsidiaries. It is not a public offer of securities by a Taiwanese company; therefore, it is exempt from registration in Taiwan.
UAE (Dubai)
The Plan is only being offered to qualified employees and is in the nature of providing equity incentives to employees of the Company’s Subsidiary in the United Arab Emirates.

EXHIBIT C
Stock Trading Plan
for Mandatory Sale of Shares to Cover Tax Withholding Obligations
     I am adopting and entering into this stock trading plan (the “Sales Plan”) so that I may receive the necessary proceeds to satisfy any requirements to pay the minimum income, employment and other applicable taxes (collectively, “Taxes”) required to be withheld by the Company (or the employing Parent or Subsidiary) on my behalf if and when such tax withholding obligations arise as a result of the grant by the Company to me of any RSUs, shares of restricted stock or performance shares. I dispel any inference that I am selling Shares on the basis of or while aware of material nonpublic information or that such sales evidence my awareness of material nonpublic information or information at variance with the Company’s statements to investors.
1. Recitals
     a. I intend for this Sales Plan to comply with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     b. I am establishing this Sales Plan in order to permit the orderly disposition of a portion of the Shares that I acquired (or will acquire) pursuant to an award of RSUs, restricted stock or performance shares (each, an “Equity Award”). The Shares are being sold pursuant to a mandatory sale provision in the Agreement to provide the necessary proceeds to satisfy any Taxes if and when any tax withholding obligations arise, as well any broker or other fees associated with such sales. This Sales Plan will apply to the mandatory sale of Shares under all future Equity Awards received by me from the Company.
2. Representations, Warranties and Covenants
     I hereby represent, warrant and covenant that:
     a. I am not aware of any material nonpublic information concerning the Company or its securities. I am entering into this Sales Plan in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws.
     b. Once vested, the Shares to be sold under this Sales Plan shall be owned free and clear by me and are not subject to any liens, security interests or other encumbrances or limitations on disposition other than those imposed by Rule 144 under the Securities Act of 1933, as amended.
     c. If I am an executive officer or director of the Company, I acknowledge that any filings required under Section 16 of the Exchange Act are my sole responsibility.
     d. I am aware that in order for this Sales Plan to constitute a plan pursuant to Rule 10b5-1(c) of the Exchange Act, I must not enter into or alter a corresponding or hedging transaction with respect to the Shares.

3. Implementation of the Plan
     a. The Company has appointed or shall appoint a broker (the “Broker”) (or the Company may, in its discretion, permit me to appoint a Broker) to sell Shares pursuant to the terms and conditions set forth below.
     b. The Broker is authorized to begin selling Shares pursuant to this Sales Plan commencing on the date that the first Shares under the Equity Award vest. The Broker shall sell such number of Shares as shall be required to satisfy (i) the applicable Taxes in accordance with my then current applicable withholding rate and (ii) any associated broker or other fees.
     c. I understand that the Broker may not be able to effect a sale due to a market disruption or a legal, regulatory or contractual restriction applicable to the Broker or any other event or circumstance (a “Blackout”). I also understand that even in the absence of a Blackout, the Broker may be unable to effect sales consistent with ordinary principles of best execution, due to insufficient volume of trading, or other market factors in effect on the date of a sale.
4. Termination. This Sales Plan shall terminate upon the last day of my service with the Company. This Sales Plan may not be terminated, modified or amended at any time without the prior approval of the Administrator or the Company’s Compliance Officer.
Please sign and return a paper copy of this Sales Plan to [TITLE] at the Company. If you do not have access to a printer and would like a paper copy to be sent to you, please contact [NAME] at [CONTACT INFORMATION].
PARTICIPANT:

Signature

Print Name

ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
For Employees Resident and Ordinarily Resident in the UK
     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company’s 2007 Equity Incentive Plan (the “Plan”).
     Name (the “Participant”):
     You have been granted                      Restricted Stock Units. Each such Restricted Stock Unit represents the right to receive one Share. No Shares will be issued with respect to the Restricted Stock Units until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:
Date of Grant:
Grant Number:
Vesting Schedule:
[INSERT VESTING SCHEDULE]
     * Important additional information on vesting and forfeiture of the Restricted Stock Units covered by this grant is contained in the attached Restricted Stock Unit Agreement; please be sure to read the entire agreement.
     The Restricted Stock Units evidenced by this Notice of Grant is part of and subject in all respects to the terms and conditions of the Plan (a copy of which has been made available to you by the Company) and the attached Restricted Stock Unit Agreement (together with this Notice of Grant, the “Agreement”), the terms of which are hereby incorporated herein by reference as if set forth herein in full, and the Plan (a copy of which has been made available to you by the Company).
     By your signature below, you represent and warrant that you are familiar with, and agree to be bound by, the terms and provisions of the Plan and this Agreement. You further represent and warrant that you have reviewed this Agreement and the Plan in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understand all provisions of the Plan and this Agreement.
     You also agree (1) to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement and (2) to notify the Company upon any change in the residence address indicated below (and any subsequent change).
     Finally, if you have not previously done so with respect to a prior equity grant, you represent that you have reviewed the Stock Trading Plan for Mandatory Sale of Shares to Cover Tax Withholding Obligations (Exhibit B to this Agreement), which you must sign and return to the Company.

PARTICIPANT:	ARUBA NETWORKS, INC.

Signature	By:

Print Name	Title

Residence Address:

EXHIBIT A
ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
     1. Grant. The Company hereby grants to the Participant an award of Restricted Stock Units (“RSUs”), as set forth in the Notice of Grant of Restricted Stock Units attached to (and part of) this Restricted Stock Unit Agreement (together, the “Agreement” or the “Restricted Stock Unit Agreement”) and subject to the terms and conditions in this Agreement and the Company’s 2007 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Agreement.
     2. Company’s Obligation. Each RSU represents the right to receive a Share on the vesting date (or at such later time as indicated in this Agreement). Unless and until the RSUs vest, the Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. When the RSUs are paid out to the Participant, they will be paid out in whole Shares only and the purchase price will be deemed paid by the Participant for each RSU through the past services rendered by the Participant, and will be subject to the appropriate tax reporting and, if applicable, appropriate tax withholding.
     3. Vesting Schedule. Subject to paragraph 4 and the terms of the Plan, the RSUs awarded by this Agreement will vest in the Participant according to the vesting schedule specified in the Notice of Grant, subject to Participant remaining a Service Provider through each applicable vesting date.
     4. Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates service as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will be forfeited at the time of such termination at no cost to the Company.
     5. Payment after Vesting.
          (a) Subject to paragraph 9, any RSUs that vest will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in whole Shares. Such vested RSUs shall be paid in Shares as soon as practicable after vesting, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date.
     6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

     7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker.
     8. No Effect on Employment or Service. Nothing in this Agreement or the Plan shall confer upon the Participant any right to continue to be employed by or in service with the Company or any Parent or Subsidiary.
     9. Tax Withholding. Until and unless the Administrator determines otherwise, on the date or dates on which tax withholding obligations arise with respect to the RSUs, a number of Shares sufficient to pay the minimum income, employment employee and employer National Insurance contributions and any other taxes which must be withheld with respect to such Shares (the “Tax-Related Items”) will be sold pursuant to such procedures as the Administrator in its sole discretion may specify from time to time; provided, however, that the Shares to be sold must have vested pursuant to the terms of this Agreement and the Plan. The proceeds of such sale shall be used to satisfy Participant’s tax withholding obligations (and any associated broker or other fees) arising with respect to the Restricted Stock Units. Only whole Shares will be sold to satisfy any tax withholding obligations pursuant to this Section 9. The proceeds from the sale of Shares in excess of the tax withholding obligation (and any associated broker or other fees) will be remitted to the Participant pursuant to such procedures as the Administrator may specify from time to time. By accepting this Award, Participant expressly consents to the sale of Shares to cover the tax withholding obligations (and any associated broker or other fees), as set forth under this Section 9.
          In addition, the Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require the Participant to satisfy such tax withholding obligations with respect to the Tax-Related Items, in whole or in part by one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a value equal to the minimum amount statutorily required to be withheld, (c) delivering to the Company already vested and owned Shares having a value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. Notwithstanding any contrary provision of this Agreement, no Shares shall be distributed to the Participant unless and until all Tax-Related Items have been withheld or otherwise satisfied with respect to such Shares. If the Participant fails to make satisfactory arrangements for the payment of any Tax-Related Items hereunder at the time any applicable Shares otherwise are scheduled to vest or tax withholdings are otherwise due with respect to the RSUs, the Participant will permanently forfeit such Shares and the Shares will be returned to the Plan at no cost. All income, employment and other taxes related to the RSUs and any Shares delivered in payment thereof are the sole responsibility of Participant.

          If Participant fails to make satisfactory arrangements for payment of all withholding amounts within ninety (90) days (the “Due Date”) after the event giving rise to the tax liability (such as the vesting of the RSUs), Participant agrees that the amount of any uncollected income tax shall (assuming that Participant is not an applicable executive officer of the Company as the term is used in Section 402 of the U.S. Sarbanes-Oxley Act of 2002) constitute a loan owed by Participant to Participant’s employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current HM Revenue and Customs Official Rate and that it will be immediately due and repayable, and the Company or Participant’s employer may recover it any time thereafter by any of the means referred to above.
          As a condition of the RSUs vesting, Participant agrees to accept any liability for secondary Class 1 NICs (“Employer NICs”) which may be payable by the Company (or the Parent or Subsidiary employing or retaining Participant) with respect to the vesting of the RSUs or otherwise payable in connection with the RSUs. To accomplish the foregoing, Participant agrees to execute a joint election between the Company and/or Participant’s employer and Participant (the “Election”), the form of such Election being formally approved by the HM Revenue and Customs, and any other consent or elections required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other joint elections as may be required between the Participant and any successor to the Company and/or Participant’s employer. If Participant does not enter into an Election prior to the first vesting date, the RSUs shall cease vesting and shall become null and void without any liability to the Company and/or Participant’s employer.
     10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 1344 Crossman Ave., Sunnyvale, CA 94089-1113, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.
     11. Grant is Not Transferable. This award of RSUs may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by the Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this award of Restricted Sock Units, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
     12. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     13. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
     14. Plan Governs. This Agreement (including the Notice of Grant) is subject to all terms and provisions of the Plan. Subject to Section 20(c) of the Plan, in the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.
     15. Headings. Headings provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     16. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     17. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
     18. Entire Agreement; Governing Law; Modifications. The Plan is incorporated herein by reference. The Plan and this Agreement (including the Notice of Grant) constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this award of Restricted Stock Units. However, the Company makes no representation that this Award of Restricted Stock Units is not subject to Section 409A nor makes any undertaking to preclude Section 409A from applying to this Award of Restricted Stock Units. This Agreement is governed by California law except for that body of law pertaining to conflict of laws.

     19. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer and the Company, if different from the Employer, and the Company’s subsidiaries and affiliates, for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company and the Employer hold certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares of stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of implementing, administering and managing the Plan (“Data”). Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country or elsewhere, including outside the European Economic Area, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any Shares of stock acquired upon vesting of the RSUs. Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Participant understands, however, that refusing or withdrawing consent may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.
     20. Nature of Grant. By accepting the grant of the RSUs, Participant acknowledges and agrees that:
(a)	the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time as provided in the Plan;

(b)	the grant of an RSU is a one-time benefit which does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs even if RSUs have been granted repeatedly in the past;

(c)	participation in the Plan is voluntary;

(d)	the value of the RSU is an extraordinary item that does not constitute compensation of any kind for services rendered to the Company or the Employer and which is outside the scope of Participant’s employment contract, and the RSU is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
(e)	notwithstanding any terms or conditions of the Plan to the contrary, in the event of involuntary termination of Participant’s employment, Participant’s right to be eligible for future grants of RSUs, if any, will terminate effective as of the date that Participant is no longer actively employed (active employment will not include a period of “garden leave” or similar period pursuant to local law);

(f)	the future value of the underlying Shares is unknown and cannot be predicted with certainty;

(g)	no claim or entitlement to compensation or damages arises from termination of the RSUs or diminution in value of the RSUs or Shares acquired through vesting of the RSUs and Participant irrevocably releases the Company and the Employer from any such claim that may arise;

(h)	in the event that Participant is not an employee of the Company, the RSU grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the RSU grant will not be interpreted to form an employment contract with any subsidiary or affiliate of the Company; and

(i)	in consideration of the grant of the RSUs, no claim or entitlement to compensation or damages shall arise from termination of the RSU or diminution in value of the RSU or Shares purchased through vesting of the RSU resulting from termination of Participant’s employment by the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.

EXHIBIT B
Stock Trading Plan
for Mandatory Sale of Shares to Cover Tax Withholding Obligations
     I am adopting and entering into this stock trading plan (the “Sales Plan”) so that I may receive the necessary proceeds to satisfy any requirements to pay the minimum income, employment and other applicable taxes (collectively, “Taxes”) required to be withheld by the Company (or the employing Parent or Subsidiary) on my behalf if and when such tax withholding obligations arise as a result of the grant by the Company to me of any RSUs, shares of restricted stock or performance shares. I dispel any inference that I am selling Shares on the basis of or while aware of material nonpublic information or that such sales evidence my awareness of material nonpublic information or information at variance with the Company’s statements to investors.
1. Recitals
     a. I intend for this Sales Plan to comply with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     b. I am establishing this Sales Plan in order to permit the orderly disposition of a portion of the Shares that I acquired (or will acquire) pursuant to an award of RSUs, restricted stock or performance shares (each, an “Equity Award”). The Shares are being sold pursuant to a mandatory sale provision in the Agreement to provide the necessary proceeds to satisfy any Taxes if and when any tax withholding obligations arise, as well any broker or other fees associated with such sales. This Sales Plan will apply to the mandatory sale of Shares under all future Equity Awards received by me from the Company.
2. Representations, Warranties and Covenants
     I hereby represent, warrant and covenant that:
     a. I am not aware of any material nonpublic information concerning the Company or its securities. I am entering into this Sales Plan in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws.
     b. Once vested, the Shares to be sold under this Sales Plan shall be owned free and clear by me and are not subject to any liens, security interests or other encumbrances or limitations on disposition other than those imposed by Rule 144 under the Securities Act of 1933, as amended.
     c. If I am an executive officer or director of the Company, I acknowledge that any filings required under Section 16 of the Exchange Act are my sole responsibility.
     d. I am aware that in order for this Sales Plan to constitute a plan pursuant to Rule 10b5-1(c) of the Exchange Act, I must not enter into or alter a corresponding or hedging transaction with respect to the Shares.

3. Implementation of the Plan
     a. The Company has appointed or shall appoint a broker (the “Broker”) (or the Company may, in its discretion, permit me to appoint a Broker) to sell Shares pursuant to the terms and conditions set forth below.
     b. The Broker is authorized to begin selling Shares pursuant to this Sales Plan commencing on the date that the first Shares under the Equity Award vest. The Broker shall sell such number of Shares as shall be required to satisfy (i) the applicable Taxes in accordance with my then current applicable withholding rate and (ii) any associated broker or other fees.
     c. I understand that the Broker may not be able to effect a sale due to a market disruption or a legal, regulatory or contractual restriction applicable to the Broker or any other event or circumstance (a “Blackout”). I also understand that even in the absence of a Blackout, the Broker may be unable to effect sales consistent with ordinary principles of best execution, due to insufficient volume of trading, or other market factors in effect on the date of a sale.
4. Termination. This Sales Plan shall terminate upon the last day of my service with the Company. This Sales Plan may not be terminated, modified or amended at any time without the prior approval of the Administrator or the Company’s Compliance Officer.
Please sign and return a paper copy of this Sales Plan to [TITLE] at the Company. If you do not have access to a printer and would like a paper copy to be sent to you, please contact [NAME] at [CONTACT INFORMATION].
PARTICIPANT:

Signature

Print Name

ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN FOR INDIAN RESIDENTS
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company’s 2007 Equity Incentive Plan (the “Plan”) and Equity Incentive Sub-Plan for Indian Residents (the “Sub-Plan).
     Name (the “Participant”):
     You have been granted                      Restricted Stock Units. Each such Restricted Stock Unit represents the right to receive one Share. No Shares will be issued with respect to the Restricted Stock Units until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:
Date of Grant:
Grant Number:
Vesting Schedule:
[INSERT VESTING SCHEDULE]
     * Important additional information on vesting and forfeiture of the Restricted Stock Units covered by this grant is contained in the attached Restricted Stock Unit Agreement; please be sure to read the entire agreement.
     The Restricted Stock Units evidenced by this Notice of Grant is part of and subject in all respects to the terms and conditions of the Plan (a copy of which has been made available to you by the Company) and the attached Restricted Stock Unit Agreement (together with this Notice of Grant, the “Agreement”), the terms of which are hereby incorporated herein by reference as if set forth herein in full, and the Plan (a copy of which has been made available to you by the Company).
     By your signature below, you represent and warrant that you are familiar with, and agree to be bound by, the terms and provisions of the Plan and this Agreement. You further represent and warrant that you have reviewed this Agreement and the Plan in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understand all provisions of the Plan and this Agreement.
     You also agree (1) to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement and (2) to notify the Company upon any change in the residence address indicated below (and any subsequent change).
     Finally, if you have not previously done so with respect to a prior equity grant, you represent that you have reviewed the Stock Trading Plan for Mandatory Sale of Shares to Cover Tax Withholding Obligations (Exhibit B to this Agreement), which you must sign and return to the Company.

PARTICIPANT:	ARUBA NETWORKS, INC.

Signature	By:

Print Name	Title

Residence Address:

EXHIBIT A
ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN FOR INDIAN RESIDENTS
RESTRICTED STOCK UNIT AGREEMENT
     1. Grant. The Company hereby grants to the Participant an award of Restricted Stock Units (“RSUs”), as set forth in the Notice of Grant of Restricted Stock Units attached to (and part of) this Restricted Stock Unit Agreement (together, the “Agreement” or the “Restricted Stock Unit Agreement”) and subject to the terms and conditions in this Agreement and the Company’s 2007 Equity Incentive Plan for Indian Residents (the “Sub-Plan”). Unless otherwise defined herein, the terms defined in the Sub-Plan shall have the same defined meanings in this Restricted Stock Unit Agreement.
     2. Company’s Obligation. Each RSU represents the right to receive a Share on the vesting date (or at such later time as indicated in this Agreement). Unless and until the RSUs vest, the Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. When the RSUs are paid out to the Participant, they will be paid out in whole Shares only and the purchase price will be deemed paid by the Participant for each RSU through the past services rendered by the Participant, and will be subject to the appropriate tax reporting and, if applicable, appropriate withholding for Tax-Related Items (as defined in Section 9 of this Agreement).
     3. Vesting Schedule. Subject to paragraph 4 and the terms of the Sub-Plan, the RSUs awarded by this Agreement will vest in the Participant according to the vesting schedule specified in the Notice of Grant, subject to Participant remaining a Service Provider through each applicable vesting date.
     4. Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates service as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will be forfeited at the time of such termination at no cost to the Company.
     5. Payment after Vesting.
          (a) Subject to paragraph 9, any RSUs that vest will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in whole Shares. Subject to the provisions of paragraph 5(b), such vested RSUs shall be paid in Shares as soon as practicable after vesting, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date.
          (b) Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the RSUs is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is subject to U.S. income tax, (y) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination, and (z) the payment of such accelerated RSUs will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then, to the extent necessary to avoid the imposition of such additional taxation, the payment of such accelerated RSUs otherwise payable to Participant during such six (6) month period will accrue and will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the RSUs will be paid in Shares as soon as practicable following his or her death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the RSUs provided under this Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Agreement, “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
     6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker.
     8. No Effect on Employment or Service. The Participant’s employment or service with the Company and its Parent or Subsidiaries is on an at-will basis only. Accordingly, nothing in this Agreement or the Sub-Plan shall confer upon the Participant any right to continue to be employed by or in service with his or her employer (the “Employer”) or shall interfere with or restrict in any way the rights of the Employer, which are hereby expressly reserved, to terminate or change the terms of the employment or service of the Participant at any time for any reason whatsoever, with or without good cause or notice.
     9. Tax Obligations/Withholding Authorization. Regardless of any action the Administrator or the Employer takes with respect to any or all income tax (including federal, state, foreign and local taxes), social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by Participant is and remains Participant’s responsibility and that the Administrator and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including the grant of the RSUs, the vesting of RSUs, the issuance of Shares at vesting, the subsequent sale of any Shares acquired at vesting and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items.
          Until and unless the Administrator determines otherwise, on the date or dates on which tax withholding obligations arise with respect to the RSUs, a number of Shares sufficient to pay the Tax-Related Items will be sold pursuant to such procedures as the Administrator in its sole discretion may specify from time to time; provided, however, that the Shares to be sold must have vested pursuant to the terms of this Agreement and the Plan. The proceeds of such sale shall be used to satisfy Participant’s tax withholding obligations (and any associated broker or other fees) arising with respect to the Restricted Stock Units. Only whole Shares will be sold to satisfy any tax withholding obligations pursuant to this Section 9. The proceeds from the sale of Shares in excess of the tax withholding obligation (and any associated broker or other fees) will be remitted to the Participant pursuant to such procedures as the Administrator may specify from time to time. By accepting this Award, Participant expressly consents to the sale of Shares to cover the tax withholding obligations (and any associated broker or other fees), as set forth under this Section 9.
     In addition, upon required withholding of Tax-Related Items, prior to the issuance of Shares hereunder, the Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require the Participant to pay, or make adequate arrangements satisfactory to the Administrator or to the Employer (as directed by the Administrator) to satisfy all Tax-Related Items withholding obligations of the Administrator and/or the Employer. In this regard, Participant authorizes the Administrator or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from Participant’s wages or other cash compensation payable to Participant by the Administrator or the Employer. Alternatively, or in addition, if permissible under local law, the Administrator or the Employer may, in their sole discretion, (i) sell or arrange for the sale of Shares (as authorized and agreed to by the Participant through this Agreement) to be issued on the vesting of RSUs to satisfy the withholding obligation, and/or (ii) withhold in Shares, provided that the Administrator and the Employer shall withhold only the amount of Shares necessary to satisfy the minimum withholding amount. Participant shall pay to the Administrator or to the Employer any amount of Tax-Related Items that the Administrator or the Employer may be required to withhold as a result of Participant’s receipt of RSUs, the vesting of RSUs, or the issuance of Shares at vesting that cannot be satisfied by the means previously described. The Administrator may refuse to deliver shares to Participant if Participant fails to comply with Participant’s obligation in connection with the Tax-Related Items as described herein. If the Participant fails to make satisfactory arrangements for the payment of any Tax-Related Items at the time any applicable Shares otherwise are scheduled to vest or tax withholdings are otherwise due with respect to the RSUs, the Participant will permanently forfeit such Shares and the Shares will be returned to the Plan at no cost.
     10. India Fringe Benefit Tax. By accepting the grant of the RSU, Participant consents and agrees to assume any liability for fringe benefit tax that may be payable by the Company and/or the Employer in connection with the RSU granted under this Agreement.
     Further, by accepting the RSU grant, Participant agrees that the Company and/or the Employer may collect the fringe benefit tax from Participant by any of the means set forth in this

Section 9 of this Agreement or any other reasonable method established by the Company and/or the Employer. Participant further agrees to execute any other consents or elections required to accomplish the above, promptly upon request of the Company and/or the Employer.
     11. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 1344 Crossman Ave., Sunnyvale, CA 94089-1113, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.
     12. Grant is Not Transferable. This award of RSUs may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by the Participant. The terms of the Sub-Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this award of RSUs, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
     13. Nature of Grant. In accepting the grant, Participant acknowledges that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement; (b) the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted repeatedly in the past; (c) all decisions with respect to future RSU grants, if any, will be at the sole discretion of the Company; (d) Participant is voluntarily participating in the Plan; (e) the RSUs are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Participant’s employment contract, if any; (f) the RSU is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer; (g) in the event that Participant is not an employee of the Company, the RSU grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the RSU grant will not be interpreted to form an employment contract with the Employer or any Subsidiary or affiliate of the Company; (h) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (i) the value of Shares may increase or decrease in value after Shares are issued at vesting; (j) in consideration of the grant of the RSUs, no claim or entitlement to compensation or damages shall arise from termination of the RSUs or diminution in value of the RSUs or Shares issued at vesting resulting from termination of Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; and (k) in the event of termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive RSUs and vest in RSUs under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of termination of employment (whether or not in breach of local labor laws), the Board/Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of Participant’s RSU grant.
     14. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and among, as applicable, Participant’s employer, the Company, its Subsidiaries and its affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
     Participant understands that the Company and Participant’s employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in India, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares received upon vesting of the RSUs may be deposited. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands that refusal or withdrawal of consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.
     15. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     16. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state, federal or foreign law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state, federal or foreign law or securities exchange and to obtain any such consent or approval of any such governmental authority.
     17. Sub-Plan Governs. This Agreement (including the Notice of Grant) is subject to all terms and provisions of the Sub-Plan. Subject to Section 19(c) of the Sub-Plan, in the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Sub-Plan, the provisions of the Sub-Plan will govern.
     18. Headings. Headings provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     19. Administrator Authority. The Administrator will have the power to interpret the Plan, Sub-Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan, Sub-Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, Sub-Plan or this Agreement.
     20. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
     21. Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.
     22. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the RSUs granted under and participation in the Plan or future RSUs that may be granted under the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
     23. Exchange Control. Participant further acknowledges that proceeds from the sale of Shares must be repatriated to India within a reasonable period of time (i.e., two weeks), and that he/she should obtain a foreign inward remittance certificate from the bank for his/her records to document compliance with this requirement and submit a copy of the foreign inward remittance certificate to the Employer.
     24. Entire Agreement; Governing Law; Modifications. The Plan and Sub-Plan are incorporated herein by reference. The Sub-Plan and this Agreement (including the Notice of Grant) constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. Notwithstanding anything to the contrary in the Sub-Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this award of Restricted Stock Units. However, the Company makes no representation that this Award of Restricted Stock Units is not subject to Section 409A nor makes any undertaking to preclude Section 409A from applying to this Award of Restricted Stock Units. This Agreement is governed by California law except for that body of law pertaining to conflict of laws. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

EXHIBIT B
Stock Trading Plan
for Mandatory Sale of Shares to Cover Tax Withholding Obligations
     I am adopting and entering into this stock trading plan (the “Sales Plan”) so that I may receive the necessary proceeds to satisfy any requirements to pay the minimum income, employment and other applicable taxes (collectively, “Taxes”) required to be withheld by the Company (or the employing Parent or Subsidiary) on my behalf if and when such tax withholding obligations arise as a result of the grant by the Company to me of any RSUs, shares of restricted stock or performance shares. I dispel any inference that I am selling Shares on the basis of or while aware of material nonpublic information or that such sales evidence my awareness of material nonpublic information or information at variance with the Company’s statements to investors.
1. Recitals
     a. I intend for this Sales Plan to comply with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     b. I am establishing this Sales Plan in order to permit the orderly disposition of a portion of the Shares that I acquired (or will acquire) pursuant to an award of RSUs, restricted stock or performance shares (each, an “Equity Award”). The Shares are being sold pursuant to a mandatory sale provision in the Agreement to provide the necessary proceeds to satisfy any Taxes if and when any tax withholding obligations arise, as well any broker or other fees associated with such sales. This Sales Plan will apply to the mandatory sale of Shares under all future Equity Awards received by me from the Company.
2. Representations, Warranties and Covenants
     I hereby represent, warrant and covenant that:
     a. I am not aware of any material nonpublic information concerning the Company or its securities. I am entering into this Sales Plan in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws.
     b. Once vested, the Shares to be sold under this Sales Plan shall be owned free and clear by me and are not subject to any liens, security interests or other encumbrances or limitations on disposition other than those imposed by Rule 144 under the Securities Act of 1933, as amended.
     c. If I am an executive officer or director of the Company, I acknowledge that any filings required under Section 16 of the Exchange Act are my sole responsibility.
     d. I am aware that in order for this Sales Plan to constitute a plan pursuant to Rule 10b5-1(c) of the Exchange Act, I must not enter into or alter a corresponding or hedging transaction with respect to the Shares.

3. Implementation of the Plan
     a. The Company has appointed or shall appoint a broker (the “Broker”) (or the Company may, in its discretion, permit me to appoint a Broker) to sell Shares pursuant to the terms and conditions set forth below.
     b. The Broker is authorized to begin selling Shares pursuant to this Sales Plan commencing on the date that the first Shares under the Equity Award vest. The Broker shall sell such number of Shares as shall be required to satisfy (i) the applicable Taxes in accordance with my then current applicable withholding rate and (ii) any associated broker or other fees.
     c. I understand that the Broker may not be able to effect a sale due to a market disruption or a legal, regulatory or contractual restriction applicable to the Broker or any other event or circumstance (a “Blackout”). I also understand that even in the absence of a Blackout, the Broker may be unable to effect sales consistent with ordinary principles of best execution, due to insufficient volume of trading, or other market factors in effect on the date of a sale.
4. Termination. This Sales Plan shall terminate upon the last day of my service with the Company. This Sales Plan may not be terminated, modified or amended at any time without the prior approval of the Administrator or the Company’s Compliance Officer.
Please sign and return a paper copy of this Sales Plan to [TITLE] at the Company. If you do not have access to a printer and would like a paper copy to be sent to you, please contact [NAME] at [CONTACT INFORMATION].

PARTICIPANT:

Signature

Print Name